Exhibit 10(a)
                                                                  EXECUTION COPY

                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 4th day of February, 2004, by and among DARDEN RESTAURANTS, INC. (the "Borrower"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Bank (the "Agent"), and the banks listed on the signature pages to this Amendment (collectively referred to herein as the "Banks").

                                R E C I T A L S:

     The Borrower, the Agent and the Banks have entered into a certain Credit Agreement dated as of October 17, 2003 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

     The Borrower has requested that the Agent and the Banks amend the Credit Agreement upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks, intending to be legally bound hereby, agree as follows:

     SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

     SECTION 2. Amendment. The Credit Agreement is hereby amended as set forth in this Section 2.

     SECTION 2.1 Amendment to Section 9.12. Section 9.12 is hereby amended and restated in its entirety to read as follows:

          SECTION 9.12. Governing Law. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

     SECTION 2.2 Amendment to Section 9.16. Section 9.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          SECTION 9.16 Jurisdiction, Etc.; Waiver of Jury Trial. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Notes or the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement, the Notes or the other Loan Documents to which it is a party in the courts of any jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Notes or the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each of the Borrower, the Administrative Agent and the Banks hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, the Notes or the other Loan Documents to which it is a party or the actions of the Administrative Agent or any Bank in the negotiation, administration, performance or enforcement thereof.

     SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to, and this Amendment shall become effective upon satisfaction of, the following conditions:

          (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by the Borrower and the Required Banks; and

          (b) the fact that the representations and warranties of the Borrower contained in Article IV of the Credit Agreement and in Section 5 of this Amendment shall be true on and as of the date hereof.

     SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

     SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to each of the Banks as follows:

          (a) No Default under the Credit Agreement has occurred and is continuing unwaived by the Banks on the date hereof.

          (b) The Borrower has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

          (d) The execution and delivery of this Amendment and the performance of the Borrower hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the assets or properties of the Borrower are or may become bound.

     SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.



                            BORROWER:

                            DARDEN RESTAURANTS, INC.


                            By:/s/ W.R. White, III
                               -------------------------------
                            Name:   William R. White, III
                            Title:  Vice President & Treasurer



             [The remainder of this page intentionally left blank.]









                               Signature Page of
                       First Amendment to Credit Agreement
                                  Page 1 of 10

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as Administrative Agent and as a Bank


                            By:/s/ Louis K. Beasley, III
                               -----------------------------
                            Name:  Louis K. Beasley, III
                            Title: Director







             [The remainder of this page intentionally left blank.]











                               Signature Page of
                       First Amendment to Credit Agreement

                            BANK OF AMERICA, N.A.


                            By: /s/ Timothy H. Spanos
                               -----------------------------------
                            Name:   Timothy H. Spanos
                            Title:  Managing Director







             [The remainder of this page intentionally left blank.]

                               Signature Page of
                       First Amendment to Credit Agreement

                            SUNTRUST BANK


                            By: /s/ Charles J. Johnson
                                --------------------------
                            Name:   Charles J. Johnson
                            Title:  Managing Director






             [The remainder of this page intentionally left blank.]









                               Signature Page of
                       First Amendment to Credit Agreement
                                  Page 4 of 10

                            COMERICA BANK


                            By: /s/ Gerald R. Finney, Jr.
                               ------------------------------
                            Name:   Gerald R. Finney, Jr.
                            Title:  Vice President






             [The remainder of this page intentionally left blank.]








                               Signature Page of
                       First Amendment to Credit Agreement

                            FIFTH THIRD BANK


                            By: /s/ Andy Buschle
                              ----------------------------
                            Name:   Andy Buschle
                            Title:  Vice President






             [The remainder of this page intentionally left blank.]







                               Signature Page of
                       First Amendment to Credit Agreement

                            WELLS FARGO BANK, NATIONAL ASSOCIATION


                            By: /s/ Alex Indichandy
                              -----------------------------
                            Name:   Alex Indichandy
                            Title:  Vice President



                            By: /s/ William J. Darby
                              ------------------------------
                            Name:   William J. Darby
                            Title:  Vice President






             [The remainder of this page intentionally left blank.]






                               Signature Page of
                       First Amendment to Credit Agreement

                            U.S. BANK NATIONAL ASSOCIATION


                            By: /s/ Richard Popp
                              ---------------------------------
                            Name:   Richard Popp
                            Title:  Vice President






             [The remainder of this page intentionally left blank.]






                               Signature Page of
                       First Amendment to Credit Agreement

                            CITIBANK, N.A.


                            By: /s/ David L. Harris
                              ------------------------------
                            Name:   David L. Harris
                            Title:  Vice President






             [The remainder of this page intentionally left blank.]






                               Signature Page of
                       First Amendment to Credit Agreement

                            FLEET NATIONAL BANK


                            By: /s/ Cristin M. Ottaro
                              ------------------------------------
                            Name:   Cristin M. Ottaro
                            Title:  Director






             [The remainder of this page intentionally left blank.]





                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 10 of 10